American Century Capital Portfolios, Inc. (Real Estate and Global Real Estate funds) Statement of Additional Information (SAI) Supplement
Supplement dated November 1, 2013 ■ Statement of Additional Information dated July 26, 2013

The following replaces the sixth and seventh sentences in the first paragraph under Foreign Securities on page 6.

The funds consider a security to be an emerging markets security if its issuer is located outside the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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